UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2021

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Committee Approves 2021 Base Salaries for Named Executive Officers

On February 23, 2021, upon the recommendation of the senior management team, the Compensation Committee of the Board of Directors (the “Committee”) approved the annual rate for the 2021 base salaries for our principal executive officer, principal financial officer, and other named executive officers, as provided below. Certain of Mr. Henderson’s compensation is included throughout this report because he is expected to be a named executive officer in the Company’s definitive proxy statement to be filed for the 2021 annual meeting of shareholders.

Named Executive Officers[1]	2020 Annual Base Salary Rate[2]	2021 Annual Base Salary Rate
Karl G. Glassman, Chairman & CEO	$1,225,000	$1,225,000
J. Mitchell Dolloff, President & COO, President – Bedding Products	$700,000	$800,000
Jeffrey L. Tate, EVP & CFO	$570,000	$600,000
Steven K. Henderson, EVP, President – Specialized Products and Furniture, Flooring & Textile Products	$530,000	$541,000
Scott S. Douglas, SVP – General Counsel & Secretary	$450,000	$480,000

[1]

Perry E. Davis, former EVP, President – Residential Products & Industrial Products (SVP – Operations, 1/1/2020 through 2/7/2020) retired February 7, 2020. Prior to his retirement, Mr. Davis received a base salary at the annual base rate of $530,000. Matthew C. Flanigan, former EVP & CFO, retired December 31, 2019.

[2]

The 2020 annual base salary rates were originally approved by the Committee on November 4, 2019. Because of various cost-cutting measures adopted by the Company in response to the economic downturn and uncertainty caused by the COVID-19 pandemic, the rates were reduced, effective April 12, 2020, by 50%. On June 29, 2020, effective July 5, 2020, the annual base salary rates were reinstated to their original levels.

Compensation Committee Sets 2021 Target Percentages under the Key Officers Incentive Plan

Except as noted below, the named executive officers will be eligible to receive an annual cash incentive under the 2020 Key Officers Incentive Plan (the “KOIP”), which was filed February 19, 2020 as Exhibit 10.1 to the Company’s Form 8-K. Each executive’s cash award is to be calculated by multiplying his annual base salary at the end of the KOIP plan year by a percentage set by the Committee (the “Target Percentage”), then applying the award formula adopted by the Committee for that year. The Award Formula in 2020 and 2021 established two performance criteria: (i) Return on Capital Employed (“ROCE”) (60% Relative Weight), and (ii) Cash Flow, or Free Cash Flow (“FCF”) for Mr. Henderson (40% Relative Weight). The Target Percentages for 2020 and 2021 for the principal executive officer, principal financial officer, and other named executive officers are shown in the following table.

Named Executive Officers[1]	2020 KOIP Target Percentage	2021 KOIP Target Percentage
Karl G. Glassman, Chairman & CEO	120%	125%
J. Mitchell Dolloff, President & COO, President – Bedding Products	100%	100%
Jeffrey L. Tate, EVP & CFO	80%	80%
Steven K. Henderson, EVP, President – Specialized Products and Furniture, Flooring & Textile Products	80%	80%
Scott S. Douglas, SVP – General Counsel & Secretary	60%	70%

[1]

Perry E. Davis, former EVP, President – Residential Products & Industrial Products (SVP – Operations, 1/1/2020 through 2/7/2020) retired February 7, 2020. Matthew C. Flanigan, former EVP & CFO, retired December 31, 2019. Neither Mr. Davis nor Mr. Flanigan participated in the KOIP in 2020 or 2021.

Attached and incorporated herein by reference as Exhibit 10.1 is the Company’s updated Summary Sheet of Executive Cash Compensation.

Adoption of 2021 Award Formula under the Company’s Key Officers Incentive Plan

Our executive officers earn an annual cash incentive paid under the KOIP, based on achieving certain performance objectives for the year. On February 23, 2021 the Committee adopted the 2021 Award Formula (the “2021 KOIP Award Formula”) under the KOIP. The 2021 KOIP Award Formula is applicable to the Company’s executive officers, including the named executive officers listed below. Under the 2021 KOIP Award Formula, an executive officer is eligible to receive a cash award calculated by multiplying his or her annual base salary at the end of the year by the Target Percentage, then applying weighted achievement percentages for the Performance Objectives. Corporate Participants and Profit Center Participants have separate award calculations based on factors defined in the 2021 KOIP Award Formula as follows:

Participant Type[1]	Performance Objectives	Relative Weight
Corporate Participants	Return on Capital Employed (ROCE)	60%
(Glassman, Dolloff, Tate & Douglas)	Cash Flow	40%
Profit Center Participant	ROCE	60%
(Henderson)	Free Cash Flow (FCF)	40%

[1]	Perry E. Davis and Matthew C. Flanigan have retired from the Company. As such, neither will participate under the 2021 KOIP Award Formula.

Corporate Participants. Karl G. Glassman (Chairman & CEO), J. Mitchell Dolloff (President & COO, President – Bedding Products), Jeffrey L. Tate (EVP & CFO) and Scott S. Douglas (SVP – General Counsel & Secretary) are Corporate Participants. Awards for Corporate Participants are determined by the Company’s aggregate 2021 financial results. No awards will be paid for ROCE achievement below 30.5% or Cash Flow below $375 million. The maximum payout percentage for ROCE and Cash Flow achievement is capped at 150%.

Below are the 2021 Corporate Targets and Payout Schedule. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the ROCE and Cash Flow targets relating to the divested businesses will be prorated to reflect only that portion of the year prior to the divestiture. Financial results from businesses classified as discontinued operations will be included in the calculations. Financial results will exclude (i) certain currency and hedging-related gains and losses; (ii) gains and losses from asset disposals; and (iii) items that are outside the scope of the Company’s core, on-going businesses.

ROCE and Cash Flow are adjusted for all items of gain, loss or expense for the fiscal year, as determined in accordance with standards established under Generally Accepted Accounting Principles, (i) from non-cash impairments; (ii) related to loss contingencies identified in footnotes to the financial statements in the Company’s 2020 10-K; (iii) related to the disposal of a segment of a business; or (iv) related to a change in accounting principle.

2021

Corporate Targets and Payout Schedule

ROCE			Cash Flow
Achievement	Payout		Achievement		Payout
<30.5%	0%		<$	375M	0%
30.5%	50%	Threshold		$375M	50%
37.5%	100%	Target		$450M	100%
44.5%	150%	Maximum		$525M	150%

Profit Center Participants. Steven K. Henderson (EVP, President – Specialized Products & Furniture, Flooring & Textile Products) is a Profit Center Participant. Achievement for ROCE and FCF targets for Profit Center Participants is determined by aggregate 2021 financial results for the profit centers for which the participant is responsible. For Profit Center Participants, no awards are paid for achievement below 75% of the ROCE and FCF targets. The ROCE and FCF payouts are each capped at 150%.

Below are the 2021 Profit Center Targets and Profit Center Payout Schedule for Mr. Henderson. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results for each profit center may include a critical compliance adjustment, ranging from a potential 5% increase for exceptional safety performance to a 20% deduction for critical compliance failures. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the ROCE and FCF targets relating to the divested businesses will be prorated to reflect only the portion of the year prior to the divestiture. Financial results from businesses classified as discontinued operations will be included in the calculations.

Financial results will exclude (i) results from non-operating branches, (ii) certain currency and hedging-related gains and losses, (iii) gains and losses from asset disposals, (iv) items that are outside the scope of the Company’s core, on-going business activities or relating to any other special events or change in business conditions, and (v) the impact of corporate allocations.

ROCE and FCF are adjusted for all items of gain, loss or expense for the fiscal year, as determined in accordance with standards established under Generally Accepted Accounting Principles, (i) from non-cash impairments; (ii) related to loss contingencies identified in footnotes to the financial statements in the Company’s 2020 10-K; (iii) related to the disposal of a segment of a business; or (iv) related to a change in accounting principle.

2021 Profit Center Targets			2021 Profit Center Payout Schedule
Segments	ROCE Target	FCF Target	ROCE/FCF Achievement		Payout
Specialized & FF&T	42.6%	$286.6M	<75%		0%
			75%	Threshold	50%
			100%	Target	100%
			125%	Maximum	150%

The definitions of ROCE, Cash Flow and Free Cash Flow and a sample calculation are included in the 2021 KOIP Award Formula, which is attached and incorporated by reference as Exhibit 10.2.

Setting of Long-Term Incentive Award Multiples for Named Executive Officers

Except as noted below, equity-based long-term incentive (“LTI”) awards were granted to our named executive officers and other executives of the Company on February 23, 2021. Each named executive officer has an LTI award multiple (set by senior management and approved by the Committee), which was allocated between performance stock units (“PSUs”) making up 67% of the overall 2021 LTI award and restricted stock units (“RSUs”) making up 33% of the overall 2021 LTI award. The number of PSUs and RSUs granted to each executive was determined by multiplying the executive’s 2021 annual base salary by his or her respective LTI award multiple and dividing this amount by the average closing price of the Company’s common stock for the 10 trading days following the 2020 fourth quarter earnings release, which was $42.585 per share. Except as noted, below are the 2020 LTI award multiples set by the Committee on November 4, 2019, and the 2021 LTI award multiples set by the Committee on February 23, 2021, for our named executive officers:

Named Executive Officers[1]	2020 LTI Multiple	2021 LTI Multiple
Karl G. Glassman, Chairman & CEO	458%	480%
J. Mitchell Dolloff, President & COO, President – Bedding Products	300%	343%
Jeffrey L. Tate, EVP & CFO	250%	250%
Steven K. Henderson, EVP, President – Specialized Products and Furniture, Flooring & Textile Products[2]	200%	200%
Scott S. Douglas, SVP – General Counsel & Secretary	175%	175%

[1]

As previously reported, Perry E. Davis, Former EVP, President – Residential Products & Industrial Products (SVP – Operations, effective 1/1/2020 through 2/7/2020) retired February 7, 2020. Also, as previously reported, Matthew C. Flanigan, former EVP & CFO retired December 31, 2019. As such, neither Mr. Davis nor Mr. Flanigan received LTI awards in 2020 or 2021.

[2]

In addition to the RSUs awarded pursuant to the LTI award multiples disclosed above, Mr. Henderson receives 4,000 RSUs annually in connection with his Agreement with the Company, dated November 4, 2019, which is attached hereto and incorporated herein as Exhibit 10.4.

The PSUs were granted pursuant to the Company’s 2021 Form of Performance Stock Unit Award Agreement, attached hereto and incorporated herein as Exhibit 10.5. The RSUs were granted pursuant to the Company’s 2021 Form of Restricted Stock Unit Award Agreement, attached hereto and incorporated herein as Exhibit 10.6

Amendments to the Company’s Form of Performance Stock Unit Award Agreement and Form of Restricted Stock Unit Award Agreement

On February 23, 2021, the Compensation Committee amended the Company’s Form of Performance Stock Unit Award Agreement (the “2021 Form of PSU Award”) and the Company’s Form of Restricted Stock Unit Award Agreement (the “2021 Form of RSU Award”).

Both the 2021 Form of PSU Award and 2021 Form of RSU Award contain the definition of “retirement.” If the executive’s termination is due to retirement, his or her PSU award will vest at the end of the three-year PSU performance period and will be prorated for the number of days during the performance period prior to termination. If the executive’s termination is due to retirement, his or her RSU award will continue to vest on each vesting date (the first, second and third anniversaries of the grant date of the RSU award). If the executive’s employment is terminated for a reason other than retirement (or death or disability), the PSU awards terminate immediately, and the executive’s right to receive the unvested shares under the RSU award will terminate immediately.

Prior to the amendment, the previous PSU Form of Award and previous RSU Form of Award also contained non-competition and non-solicitation covenants that restrict the executive from competitive activities during employment and for two years after payout (for the PSU award) or each vesting date (for the RSU award) where, if violated, the executive must repay to the Company the gain from the applicable award (in addition to any other equitable remedies the Company may have).

The Committee:

(a)

amended the definition of retirement in the 2021 Form of PSU Award and the 2021 Form of RSU Award. Prior to the amendment, the definition stated that “Retirement” means you voluntarily quit (i) on or after age 65, or (ii) on or after the date at which the combination of your age and your years of service with the Company or any company or division acquired by the Company is greater than or equal to 70 years. The amendment deleted the words “ you voluntarily quit” and replaced them with “a termination, other than for cause”;

(b)	in the 2021 Form of PSU Award, reduced each of the non-competition and non-solicitation covenants from 2 years after payout to generally one year after payout; and

(c)	in the 2021 Form of RSU Award, eliminated the non-competition covenant, and reduced the non-solicitation covenant from 2 years to generally one year after each vesting date.

Grant of Performance Stock Units under the Company’s 2021 Form of PSU Award

On February 23, 2021, the Committee granted a base award of PSUs to each of our named executive officers. A percentage of the base award will vest at the end of the three-year performance period (the “Performance Period”) and will be paid out by March 15 of the following year, subject to the achievement of two performance objectives discussed below.

The PSUs were granted to our named executive officers in the amounts shown below.

	Threshold Payout of PSUs	Base Award Target Payout of PSUs	Maximum Payout of PSUs
Named Executive Officer[1]	(50% Payout)[2]	(100% Payout)	(200% Payout)
Karl G. Glassman, Chairman & CEO	46,026	92,051	184,102
J. Mitchell Dolloff, President & COO, President – Bedding Products	18,794	37,588	75,176
Jeffrey L. Tate, EVP & CFO	11,154	22,308	44,616
Steven K. Henderson, EVP, President – Specialized Products and Furniture, Flooring & Textile Products	8,297	16,594	33,188
Scott S. Douglas, SVP – General Counsel & Secretary	6,164	12,328	24,656

[1]	Because of their respective retirements, neither Perry E. Davis nor Matthew C. Flanigan were granted PSUs.
[2]	If Relative TSR and EBIT CAGR are achieved at their respective thresholds, the weighted average payout would be 50%.

The 2021 Form of PSU Award provides that PSUs vest at the end of the Performance Period, based upon two performance objectives:

Relative TSR: Fifty percent (50%) of each PSU award will vest based upon the Company’s Total Shareholder Return (“TSR”) compared to a peer group consisting of all the companies in the Industrial, Consumer Discretionary and Materials sectors of the S&P 500 and S&P 400. TSR is calculated as:

(Ending Stock Price – Beginning Stock Price + Reinvested Dividends) / Beginning Stock Price

The “Beginning Stock Price” is the average closing share price of the Company’s stock for the last 20 trading days prior to the Performance Period. The “Ending Stock Price” is the average closing share price of the Company’s stock for the last 20 trading days within the Performance Period.

EBIT CAGR: Fifty percent (50%) of each PSU award will vest based upon the Company’s (for Glassman, Dolloff, Tate, and Douglas) or the Specialized Products and Furniture, Flooring & Textile Products Segments (for Henderson) compound annual growth rate (“CAGR”) of Earnings Before Interest and Taxes (“EBIT”) during the third fiscal year of the Performance Period compared to the Company’s (or applicable segments’) EBIT in the fiscal year immediately preceding the Performance Period. The calculation of EBIT CAGR will include results from businesses acquired during the Performance Period and will exclude results for any businesses divested during the Performance Period. EBIT CAGR will exclude (i) results from non-operating branches, (ii) certain currency and hedging-related gains and losses, (iii) gains and losses from asset disposals, (iv) items that are outside the scope of the Company’s core, on-going business activities, and (v) with respect to segments, all amounts relating to corporate allocations. EBIT CAGR will be adjusted to eliminate gain, loss or expense, as determined in accordance with standards established under Generally Accepted Accounting Principles, (i) from non-cash impairments; (ii) related to loss contingencies identified in footnotes to the financial statements in the Company’s Form 10-K relating to the fiscal year immediately preceding the Performance Period; (iii) related to the disposal of a segment of a business; or (iv) related to a change in accounting principle.

The PSU vesting schedules for Relative TSR and EBIT CAGR are as follows, with payouts interpolated for results falling between the levels shown:

Relative TSR Percentile	Relative TSR Vesting%	EBIT CAGR %	EBIT CAGR Vesting%
<25%	0%
25%	25%
30%	35%
35%	45%
40%	55%
45%	65%	<2%	0%
50%	75%	2%	75%
55%	100%	4%	100%
60%	125%	6%	125%
65%	150%	8%	150%
70%	175%	10%	175%
75%	200%	12%	200%
>75%	200%	>12%	200%

Notwithstanding the foregoing Relative TSR vesting schedule, in the event that the Company’s TSR for the Performance Period is negative (Ending Stock Price plus Reinvested Dividends is less than Beginning Stock Price), the Relative TSR vesting percentage will be capped at 100%.

The PSUs normally vest on the last day of the Performance Period. Generally, if the executive has a separation from service, other than for retirement, death, or disability, before the PSUs vest, they are immediately forfeited. In the event of retirement, the award will vest at the end of the Performance Period and will be prorated for the number of days employed during the Performance Period prior to termination. However, in the case of termination due to death or disability, the award will vest immediately at 100% of the base award. Retirement is defined as a termination other than for cause occurring on or after age 65, or the combination of the executive’s age and years of service being greater than or equal to 70 years.

Fifty percent (50%) of the vested PSU award will be paid out in cash, and the Company intends to pay out the remaining fifty percent (50%) in shares of Company common stock, although the Company reserves the right, subject to Committee approval, to pay up to one hundred percent (100%) in cash. The awards will be paid following the end of the Performance Period. Cash will be paid equal to the number of vested PSUs multiplied by the closing market price of Company common stock on the last business day of the Performance Period. Shares will be issued on a one-to-one basis for vested PSUs. Both the amount of cash paid and number of shares issued will be reduced for applicable tax withholding. PSUs may not be transferred, assigned, pledged or otherwise encumbered, and have no voting or dividend rights.

Under certain circumstances, if a change in control of the Company occurs and the executive’s employment is terminated, the PSU award will vest and the executive will receive a 200% payout. Also, if within 24 months of payment, the Company is required to restate previously reported financial results, the executive must repay any amounts paid in excess of the amount that would have been paid based on the restated financials. Finally, the PSU awards contain non-competition and non-solicitation covenants during employment and generally for one year after payout.

The PSU awards are granted under the Company’s Flexible Stock Plan, as amended and restated effective May 15, 2020, filed March 31, 2020 as an Appendix to the Company’s Proxy Statement for the Annual Meeting of Shareholders (the “Flexible Stock Plan”), which is incorporated by reference herein as Exhibit 10.7. All future awards of PSUs to our named executive officers are expected to be made pursuant to the attached 2021 Form of PSU Award. If the terms and conditions of future grants are materially changed, the Company will make a subsequent filing of the updated form at that time.

Grant of Restricted Stock Units under the Company’s 2021 Form of RSU Award

On February 23, 2021, the Committee granted RSUs under the 2021 Form of RSU Award to our named executive officers in the amounts shown below.

Named Executive Officer[1]	RSU Award
Karl G. Glassman, Chairman & CEO	46,026
J. Mitchell Dolloff, President & COO, President – Bedding Products	18,794
Jeffrey L. Tate, EVP & CFO	11,154
Steven K. Henderson, EVP, President – Specialized Products and Furniture, Flooring & Textile Products	8,297
Scott S. Douglas, SVP – General Counsel & Secretary	6,164

[1]	Because of their respective retirements, neither Perry E. Davis nor Matthew C. Flanigan were granted RSUs.

The RSUs vest, provided that the executive remains employed with the Company, in one-third (1/3) increments on the first, second, and third anniversaries of the grant date. Upon vesting, each RSU is converted into one share of Company common stock and distributed, subject to reduction for tax withholding.

Generally, if the executive has a separation from service, before the RSUs vest, they are immediately forfeited. However, if the executive’s employment ends due to death or disability, or in certain circumstances due to a Change of Control of the Company, the awards will become 100% vested immediately. In addition, if termination is due to retirement on or after age 65, or the date at which the combination of the executive’s age and years of service is greater than or equal to 70 years, the executive will continue to receive shares that will vest after the retirement date.

The RSUs may not be transferred, assigned, pledged or otherwise encumbered, and have no voting or dividend rights. Also, the RSUs contain a non-solicitation covenant for one year after each vesting date. All future awards of RSUs to our named executive officers are expected to be made pursuant to the attached 2021 Form of RSU Award. If the terms and conditions of future grants are materially changed, we will make a subsequent filing of the updated form at that time.

Compensation Committee Approves 2018-2020 Business Unit Profit Sharing Cash Award for Mr. Henderson

In 2018, Mr. Henderson accepted the 2018-2020 Business Unit Profit Sharing Award Agreement granted by the Company (the “2018 BUPS Agreement”), which is attached hereto and incorporated herein as Exhibit 10.8. The 2018 BUPS Agreement provides that Mr. Henderson will receive a cash payment equal to 1.50% of the incremental EBIT, subject to certain adjustments and limitations, produced by the business units under his direction during the three-year performance period ending December 31, 2020. On February 23, 2021 the Committee approved a payment of $51,282 to Mr. Henderson pursuant to the 2018 BUPS Agreement. The 2018 BUPS Agreement contains a two-year non-competition and non-solicitation covenant from the payout.

Mr. Henderson is also eligible to receive a cash payment based substantially on the same terms under the 2019-2021 Business Unit Profit Sharing Award Agreement, which is attached hereto as Exhibit 10.9.

The foregoing is only a brief description and summary of the terms and conditions of the KOIP, the 2021 KOIP Award Formula, the 2021 Form of PSU Award, the 2021 Form of RSU Award, the 2018 BUPS Agreement, and the 2019-2021 Business Unit Profit Sharing Award Agreement and each is qualified in its entirety by reference to these documents which are attached hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 24, 2021, the Board of Directors of the Company, on recommendation of the Nominating & Corporate Governance Committee, approved an amendment to, and restatement of, the Company’s Bylaws, to be effective the same day. Prior to the amendment, the Bylaws provided that annual and special shareholder meetings may be held on such dates, at such times, and at such places, either within or without the State of Missouri as determined by the Board of Directors. In addition to the existing language, the Bylaws have been amended to provide that annual and special meetings of shareholders may also be held by means of remote communication, or by both in person meeting and by remote communication. The Bylaws were also amended to provide that notices to shareholders regarding annual or special meetings shall provide for the means of remote communication, if any.

The preceding summary is qualified in its entirety by reference to the Bylaws, as amended through February 24, 2021. The Bylaws, as amended, and a copy of the Bylaws marked to show changes from the prior provisions, are included as Exhibit 3.2.1 and Exhibit 3.2.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

3.2.1*	Bylaws of the Company, as amended through February 24, 2021

3.2.2*	Bylaws of the Company, as amended through February 24, 2021, marked to show changes from the prior Bylaw provisions as amended through November 7, 2017

10.1*,**	Summary Sheet of Executive Cash Compensation

10.2*,**	2021 Key Officers Incentive Plan Award Formula

10.3**	The 2020 Key Officers Incentive Plan filed February 19, 2020 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.4*,**	Agreement between the Company and Steven K. Henderson regarding annual grant of RSUs, dated November 4, 2019

10.5*,**	The Company’s 2021 Form of Performance Stock Unit Award Agreement

10.6*,**	The Company’s 2021 Form of Restricted Stock Unit Award Agreement

10.7**	The Company’s Flexible Stock Plan, amended and restated, effective May 15, 2020, filed March 31, 2020 as an Appendix to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.8*,**	2018-2020 Business Unit Profit Sharing Award Agreement between the Company and Steven K. Henderson, dated December 1, 2017

10.9*,**	2019-2021 Business Unit Profit Sharing Award Agreement between the Company and Steven K. Henderson, dated March 26, 2019

101.INS	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document)

101.SCH*	Inline XBRL Taxonomy Extension Schema

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase

104	Cover Page Interactive Data File (embedded within the inline XBRL document contained in Exhibit 101)

*	Denotes filed herewith.
**	Denotes management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: February 24, 2021	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President – General Counsel & Secretary